UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-23402
Name of Fund:
BlackRock ETF Trust
iShares Advantage Large Cap Income ETF
Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock ETF Trust,
50 Hudson Yards, New York, NY 10001
Registrant's telephone number, including area code:
(800) 441-7762
Date of fiscal year end:
12/31/2024
Date of reporting period:
12/31/2024
Item 1 — Reports to Stockholders
(a) The Reports to Shareholders are attached herewith

iShares Advantage Large Cap Income ETF
BALI | Cboe BZX Exchange
Annual Shareholder Report — December 31, 2024

This annual shareholder report contains important information about iShares Advantage Large Cap Income ETF (the “Fund”) (formerly known as BlackRock Advantage Large Cap Income ETF) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 474-2737.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Advantage Large Cap Income ETF	$17	0.15%
How did the Fund perform last year?
  For the reporting period ended December 31, 2024, the Fund returned 22.53%.
  For the same period, the S&P 500® Index returned 25.02%.
What contributed to performance?
The Fund delivered strong performance in 2024, driven primarily by sentiment- and macro-related insights. Tracking social media activity helped correctly position the portfolio in the consumer discretionary sector, contributing to absolute performance. Further, measures that gather sentiment from informed investor positioning worked well in healthcare. Positioning in the sector was also driven by a macro-related insight favoring companies likely to benefit from growing demand for GLP-1 treatments. Macro-related insights that assess industry-level positioning, which led to holdings in information technology stocks that benefited from enthusiasm about artificial intelligence, further helped results.
What detracted from performance?
Given the Fund’s strong performance, there were no major detractors from absolute returns. However, certain fundamental measures struggled. Traditional valuation measures looking at company cash flow levels incorrectly positioned the portfolio in metals and mining companies that posted negative returns. Additionally, quality insights with a preference for more stable companies lagged due to the “risk-on” tone in the market.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 26, 2023 through December 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
Fund NAV	22.53%	26.77%
S&P 500® Index	25.02	30.68
Key Fund statistics
Net Assets	$195,410,985
Number of Portfolio Holdings	162
Net Investment Advisory Fees	$99,605
Portfolio Turnover Rate	90%
The Fund commenced operations on September 26, 2023.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of December 31, 2024)
Sector allocation
Sector(a)	Percent of Total Investments(b)
Information Technology	32.4%
Financials	13.5%
Communication Services	10.4%
Health Care	10.4%
Consumer Discretionary	10.2%
Industrials	8.9%
Consumer Staples	6.8%
Energy	2.6%
Utilities	2.0%
Materials	1.8%
Real Estate	1.0%
Ten largest holdings
Security	Percent of Total Investments(b)
Apple Inc.	8.5%
Microsoft Corp.	7.3%
NVIDIA Corp.	7.1%
Amazon.com, Inc.	4.8%
Alphabet, Inc., Class A	3.2%
Mastercard, Inc., Class A	1.9%
Alphabet, Inc., Class C, NVS	1.8%
Meta Platforms, Inc., Class A	1.8%
Tesla, Inc.	1.8%
Walmart, Inc.	1.8%
(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities, short investments and options, if any.
Material fund changes
This is a summary of certain changes to the Fund since December 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after December 31, 2024 at blackrock.com/fundreports or upon request by contacting us at (800) 474-2737.
On July 30, 2024, the Fund's Board approved a proposal to change the name of BlackRock Advantage Large Cap Income ETF to iShares Advantage Large Cap Income ETF. This change became effective on October 10, 2024.
The net expense ratio decreased from the prior fiscal period end primarily due to the implementation of a waiver on the Fund's investment advisory fee and increase in average net assets.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 474-2737.
The Fund is not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices and its affiliates, nor does this company make any representation regarding the advisability of investing in the fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Advantage Large Cap Income ETF
Annual Shareholder Report — December 31, 2024
BALI-12/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics — The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares Advantage Large Cap Income ETF	$13,433	$12,019	$0	$0	$9,700	$9,700	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares Advantage Large Cap Income ETF	$9,700	$9,700

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statement and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

DECEMBER 31, 2024

2024 Annual Financial Statements and Additional Information

BlackRock ETF Trust

•	iShares Advantage Large Cap Income ETF | BALI | Cboe BZX Exchange

Not FDIC Insured • May Lose Value • No Bank Guarantee

2

Schedule of Investments December 31, 2024	iShares Advantage Large Cap Income ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.0%
General Dynamics Corp.	944	$248,735
Lockheed Martin Corp.	3,159	1,535,084
Northrop Grumman Corp.	4,593	2,155,449

		3,939,268

Air Freight & Logistics — 1.5%
Expeditors International of Washington, Inc.	9,031	1,000,364
United Parcel Service, Inc., Class B	15,782	1,990,110

		2,990,474

Automobiles — 1.7%
Tesla, Inc.(a)	8,365	3,378,122

Banks — 2.2%
Bank of America Corp.	1,027	45,137
Citigroup, Inc.	26,015	1,831,196
JPMorgan Chase & Co.	9,515	2,280,840
PNC Financial Services Group, Inc. (The)	293	56,505

		4,213,678

Biotechnology — 2.9%
Amgen, Inc.	4,392	1,144,731
Biogen, Inc.(a)	332	50,769
Exelixis, Inc.(a)	62	2,065
Gilead Sciences, Inc.	23,878	2,205,611
Natera, Inc.(a)	2,546	403,032
Neurocrine Biosciences, Inc.(a)	7,038	960,687
United Therapeutics Corp.(a)	2,475	873,279

		5,640,174

Broadline Retail — 4.8%
Amazon.com, Inc.(a)(b)	41,619	9,130,793
Dillard’s, Inc., Class A	322	139,020
Kohl’s Corp.	120	1,685
MercadoLibre, Inc.(a)	21	35,709

		9,307,207

Building Products — 0.4%
Trane Technologies PLC	2,297	848,397

Capital Markets — 2.5%
Cboe Global Markets, Inc.	362	70,735
CME Group, Inc., Class A(b)	9,395	2,181,801
Intercontinental Exchange, Inc.	13,758	2,050,079
Invesco Ltd.	2,038	35,624
S&P Global, Inc.	1,070	532,892
XP, Inc., Class A	4,336	51,382

		4,922,513

Chemicals — 1.0%
Dow, Inc.	14,506	582,126
Huntsman Corp.	3,364	60,653
LyondellBasell Industries NV, Class A	18,645	1,384,764

		2,027,543

Commercial Services & Supplies — 2.1%
Cintas Corp.	10,156	1,855,501
Waste Connections, Inc.	709	121,650
Waste Management, Inc.	10,312	2,080,859

		4,058,010

Communications Equipment — 1.4%
Cisco Systems, Inc.	10,045	594,664
Juniper Networks, Inc.	1,334	49,958
Motorola Solutions, Inc.	4,696	2,170,632

		2,815,254

Security	Shares	Value

Construction & Engineering — 0.5%
EMCOR Group, Inc.	1,890	$857,871
MasTec, Inc.(a)	847	115,311

		973,182

Consumer Staples Distribution & Retail — 2.0%
Costco Wholesale Corp.	6	5,498
Kroger Co. (The)	10,549	645,071
Walmart, Inc.	37,223	3,363,098

		4,013,667

Containers & Packaging — 0.7%
Packaging Corp. of America	6,317	1,422,146

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(a)	1,133	125,593

Diversified Telecommunication Services — 2.2%
AT&T Inc.	102,534	2,334,699
Verizon Communications, Inc.	48,075	1,922,519

		4,257,218

Electric Utilities — 1.6%
Duke Energy Corp.	1,977	213,002
Eversource Energy	3,726	213,984
Exelon Corp.	17,327	652,188
IDACORP, Inc.	1,757	192,005
Pinnacle West Capital Corp.	21,580	1,829,337

		3,100,516

Electrical Equipment — 0.3%
Eaton Corp. PLC	2,039	676,683

Electronic Equipment, Instruments & Components — 1.1%
Flex Ltd.(a)	1,362	52,287
TE Connectivity PLC	14,457	2,066,917

		2,119,204

Energy Equipment & Services — 0.3%
Halliburton Co.	23,025	626,050

Entertainment — 0.2%
Netflix, Inc.(a)	374	333,354

Financial Services — 4.2%
Berkshire Hathaway, Inc., Class B(a)	3,417	1,548,858
Mastercard, Inc., Class A	6,989	3,680,198
Visa, Inc., Class A	9,160	2,894,926

		8,123,982

Food Products — 0.3%
Conagra Brands, Inc.	6	167
Ingredion, Inc.	1,208	166,172
Kellanova	1,024	82,913
Tyson Foods, Inc., Class A	5,693	327,006

		576,258

Ground Transportation — 0.6%
CSX Corp.	4,105	132,468
Uber Technologies, Inc.(a)	16,381	988,102

		1,120,570

Health Care Equipment & Supplies — 1.6%
Boston Scientific Corp.(a)	3,333	297,704
Medtronic PLC	25,554	2,041,253
Stryker Corp.	2,471	889,684

		3,228,641

Health Care Providers & Services — 2.4%
Cardinal Health, Inc.	13,887	1,642,416
Cigna Group (The)	728	201,030

S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) December 31, 2024	iShares Advantage Large Cap Income ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Elevance Health, Inc.	6	$2,213
HCA Healthcare, Inc.	3,458	1,037,919
UnitedHealth Group, Inc.	3,449	1,744,711

		4,628,289

Health Care REITs — 0.0%
Omega Healthcare Investors, Inc.	1,518	57,456

Hotels, Restaurants & Leisure — 1.5%
Booking Holdings, Inc.	176	874,442
DoorDash, Inc., Class A(a)	196	32,879
McDonald’s Corp.	2,163	627,032
Texas Roadhouse, Inc.	5,270	950,866
Wingstop, Inc.	1,385	393,617

		2,878,836

Household Durables — 0.1%
DR Horton, Inc.	1,398	195,468

Household Products — 2.4%
Clorox Co. (The)	76	12,343
Colgate-Palmolive Co.	23,868	2,169,840
Kimberly-Clark Corp.	16,365	2,144,470
Procter & Gamble Co. (The)	1,965	329,432

		4,656,085

Insurance — 4.1%
Allstate Corp. (The)(b)	5,679	1,094,854
Brown & Brown, Inc.	615	62,742
Marsh & McLennan Cos., Inc.	10,676	2,267,689
Old Republic International Corp.	21,187	766,758
Progressive Corp. (The)	9,479	2,271,263
Reinsurance Group of America, Inc.	24	5,127
RLI Corp.	1,929	317,957
Travelers Cos., Inc. (The)	2,814	677,865
W R Berkley Corp.	8,792	514,508

		7,978,763

Interactive Media & Services — 6.6%
Alphabet, Inc., Class A(b)	32,255	6,105,872
Alphabet, Inc., Class C, NVS	18,128	3,452,296
Meta Platforms, Inc., Class A	5,781	3,384,833

		12,943,001

IT Services — 1.0%
Accenture PLC, Class A	5,400	1,899,666

Leisure Products — 0.2%
Hasbro, Inc.	7,194	402,217

Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.	387	201,329

Machinery — 0.5%
Oshkosh Corp.	718	68,260
PACCAR, Inc.	4,671	485,878
Parker-Hannifin Corp.	708	450,309

		1,004,447

Media — 0.9%
Comcast Corp., Class A	43,878	1,646,741
Fox Corp., Class A, NVS	2,182	106,002
New York Times Co. (The), Class A	1,663	86,559

		1,839,302

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Rithm Capital Corp.	34,128	369,606

Multi-Utilities — 0.4%
CMS Energy Corp.	9,575	638,174

Security	Shares	Value

Multi-Utilities (continued)
Consolidated Edison, Inc.	1,322	$117,962
Dominion Energy, Inc.	10	538
DTE Energy Co.	272	32,844

		789,518

Oil, Gas & Consumable Fuels — 2.2%
Cheniere Energy, Inc.	1,480	318,008
Chevron Corp.	18,614	2,696,052
ConocoPhillips	9,460	938,148
Devon Energy Corp.	325	10,637
Exxon Mobil Corp.	1,096	117,897
Hess Corp.	1,048	139,394
Kinder Morgan, Inc.	38	1,041
Williams Cos., Inc. (The)	566	30,632

		4,251,809

Pharmaceuticals — 3.0%
Eli Lilly & Co.	2,477	1,912,244
Johnson & Johnson	2	289
Merck & Co., Inc.	14,837	1,475,985
Pfizer, Inc.	95,060	2,521,942

		5,910,460

Professional Services — 0.6%
Leidos Holdings, Inc.	4,406	634,728
ManpowerGroup, Inc.	8,726	503,665

		1,138,393

Residential REITs — 0.3%
AvalonBay Communities, Inc.	1,388	305,318
Camden Property Trust	3,140	364,366

		669,684

Retail REITs — 0.7%
Kite Realty Group Trust	5,781	145,912
NNN REIT, Inc.	5,252	214,544
Simon Property Group, Inc.	5,536	953,355

		1,313,811

Semiconductors & Semiconductor Equipment — 9.6%
Broadcom, Inc.	9,085	2,106,266
Lam Research Corp.	17,038	1,230,655
Micron Technology, Inc.	2,553	214,860
NVIDIA Corp.(b)	100,526	13,499,637
QUALCOMM, Inc.	10,660	1,637,589

		18,689,007

Software — 9.9%
Adobe, Inc.(a)	3,590	1,596,401
Fortinet, Inc.(a)	21,115	1,994,945
Guidewire Software, Inc.(a)	1,439	242,587
Manhattan Associates, Inc.(a)	3,032	819,368
Microsoft Corp.(b)	32,699	13,782,628
ServiceNow, Inc.(a)	742	786,609
Smartsheet, Inc., Class A(a)	52	2,914
Tyler Technologies, Inc.(a)	206	118,788

		19,344,240

Specialty Retail — 1.6%
Best Buy Co., Inc.	2,643	226,769
Home Depot, Inc. (The)	4,256	1,655,542
Penske Automotive Group, Inc.	55	8,384
Ross Stores, Inc.	727	109,973
TJX Cos., Inc. (The)	6,524	788,165
Tractor Supply Co.	5,151	273,312

		3,062,145

4	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) December 31, 2024	iShares Advantage Large Cap Income ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 8.4%
Apple Inc.(b)	63,973	$16,020,119
NetApp, Inc.	2,889	335,355

		16,355,474

Textiles, Apparel & Luxury Goods — 0.0%
Carter’s, Inc.	18	976
Levi Strauss & Co., Class A	1,414	24,462

		25,438

Tobacco — 1.8%
Altria Group, Inc.	18,818	983,993
Philip Morris International, Inc.	21,431	2,579,221

		3,563,214

Trading Companies & Distributors — 0.0%
WW Grainger, Inc.	37	39,000

Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc.	1,176	259,578

Total Long-Term Investments — 96.8% (Cost: $181,686,253)		189,303,940

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.44%(c)(d)	5,430,923	5,430,923

Total Short-Term Securities — 2.8% (Cost: $5,430,923)		5,430,923

Total Investments Before Options Written — 99.6% (Cost: $187,117,176)		194,734,863

Options Written — (0.1)% (Premiums Received: $(818,484))		(218,058)

Total Investments Net of Options Written — 99.5% (Cost: $186,298,692)		194,516,805

Other Assets Less Liabilities — 0.5%		894,180

Net Assets — 100.0%		$ 195,410,985

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) December 31, 2024	iShares Advantage Large Cap Income ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—		$(42	)(b)	$42	$—	$—	—	$14	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	223,329	5,207,594	(b)	—		—	—	5,430,923	5,430,923	58,559		—

						$42	$—	$5,430,923		$58,573		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	37	03/21/25	$10,981	$(167,673)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
S&P 500 Index	33	01/03/25	USD	6,135.00	USD	19,409	$(330)
S&P 500 Index	39	01/10/25	USD	6,100.00	USD	22,938	(6,533)
S&P 500 Index	32	01/17/25	USD	5,960.00	USD	18,821	(121,600)
S&P 500 Index	33	01/24/25	USD	6,020.00	USD	19,409	(89,595)

							$(218,058)

Balances Reported in the Statement of Assets and Liabilities for Options Written

Description	Options Premiums Paid		Options Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$(818,484)	$600,426	$—	$(218,058)

6	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) December 31, 2024	iShares Advantage Large Cap Income ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$167,673	$—	$—	$—	$167,673
Options written
Options written at value	—	—	218,058	—	—	—	218,058

	$—	$—	$385,731	$—	$—	$—	$385,731

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2024, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$537,038	$—	$—	$—	$537,038
Options written	—	—	(1,266,960)	—	—	—	(1,266,960)

	$—	$—	$(729,922)	$—	$—	$—	$(729,922)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(289,733)	$—	$—	$—	$(289,733)
Options written	—	—	643,952	—	—	—	643,952

	$—	$—	$354,219	$—	$—	$—	$354,219

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$10,432,510
Options:
Average value of option contracts written	$293,336

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) December 31, 2024	iShares Advantage Large Cap Income ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$189,303,940	$—	$—	$189,303,940
Short-Term Securities
Money Market Funds	5,430,923	—	—	5,430,923

	$194,734,863	$—	$—	$194,734,863

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(385,731)	$—	$—	$(385,731)

(a)

Derivative financial instruments are futures contracts and options written. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

8	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statement of Assets and Liabilities

December 31, 2024

iShares Advantage Large Cap Income ETF

ASSETS
Investments, at value — unaffiliated(a)	$189,303,940
Investments, at value — affiliated(b)	5,430,923
Cash pledged:
Futures contracts	627,000
Receivables:
Dividends — unaffiliated	310,306
Dividends — affiliated	13,255

Total assets	195,685,424

LIABILITIES
Bank overdraft	13,791
Options written, at value(c)	218,058
Payables:
Variation margin on futures contracts	42,590

Total liabilities	274,439

Commitments and contingent liabilities

NET ASSETS	$195,410,985

NET ASSETS CONSIST OF:
Paid-in capital	$189,391,101
Accumulated earnings	6,019,884

NET ASSETS	$195,410,985

NET ASSET VALUE
Shares outstanding	$6,460,000

Net asset value	$30.25

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$181,686,253
(b) Investments, at cost — affiliated	$5,430,923
(c) Premiums received	$818,484

See notes to financial statements.

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S	9

Statement of Operations

Year Ended December 31, 2024

iShares Advantage Large Cap Income ETF

INVESTMENT INCOME
Dividends — unaffiliated	$1,705,148
Dividends — affiliated	58,559
Interest — unaffiliated	1,197
Securities lending income — affiliated — net	14
Foreign taxes withheld	(45)

Total investment income	1,764,873

EXPENSES
Investment advisory	233,307
Interest expense	286

Total expenses	233,593

Less:
Investment advisory fees waived	(133,702)

Total expenses after fees waived	99,891

Net investment income	1,664,982

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,183,921)
Investments — affiliated	42
Options written	(1,266,960)
Futures contracts	537,038
Foreign currency transactions	166
In-kind redemptions — unaffiliated(a)	3,070,821

$1,157,186

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,190,302
Options written	643,952
Futures contracts	(289,733)

6,544,521

Net realized and unrealized gain	7,701,707

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,366,689

(a) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

10	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Changes in Net Assets

	iShares Advantage Large Cap Income ETF

	Year Ended 12/31/24	Period From 09/26/23(a) to 12/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,664,982	$116,950
Net realized gain	1,157,186	267
Net change in unrealized appreciation (depreciation)	6,544,521	1,505,919

Net increase in net assets resulting from operations	9,366,689	1,623,136

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(4,735,969)	(233,972)
Return of capital	(925,943)	(164,121)

Decrease in net assets resulting from distributions to shareholders	(5,661,912)	(398,093)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	173,101,177	17,379,988

NET ASSETS
Total increase in net assets	176,805,954	18,605,031
Beginning of period	18,605,031	—

End of period	$195,410,985	$18,605,031

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	11

Financial Highlights

(For a share outstanding throughout each period)

	iShares Advantage Large Cap Income ETF
	Year Ended 12/31/24	Period From 09/26/23 to 12/31/23	(a)

Net asset value, beginning of period	$26.58	$24.67

Net investment income(b)	0.74	0.17
Net realized and unrealized gain(c)	5.09	2.31

Net increase from investment operations	5.83	2.48

Distributions(d)
From net investment income	(1.81)	(0.34)
Return of capital	(0.35)	(0.23)

Total distributions	(2.16)	(0.57)

Net asset value, end of period	$30.25	$26.58

Total Return(e)
Based on net asset value	22.53%	10.12	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.35%	0.35	%(h)

Total expenses after fees waived	0.15%	0.35	%(h)

Net investment income	2.50%	2.60	%(h)

Supplemental Data
Net assets, end of period (000)	$195,411	$18,605

Portfolio turnover rate(i)	90%	23%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

12	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements

1.	ORGANIZATION

BlackRock ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

BlackRock ETF	Diversification Classification

Advantage Large Cap Income(a)	Non-diversified

(a)	Formerly BlackRock Advantage Large Cap Income ETF.

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2024, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Fund had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	13

Notes to Financial Statements (continued)

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains and/or return of capital for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits will constitute a non-taxable return of capital. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earning and profits, will be taxable to the Fund’s shareholders and will not constitute non-taxable returns of capital. Return of capital distributions will reduce a shareholder’s cost basis and will result in higher capital gains or lower capital losses when the Fund’s shares on which distributions were received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gains.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Segment Reporting: The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.

The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

•

Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

14	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock Finance Inc. BlackRock Finance Inc.’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Options: The Fund will sell (write) call options on a large cap equity index, such as the S&P 500 Index, to generate income.

An options contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy (in the case of a call option) a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums received on options written, as well as the daily fluctuation in market value, are included in options written at value in the Statement of Assets and Liabilities. When an instrument is sold through the exercise of an option, the premium is offset against the proceeds of the underlying instrument. When a written option expires without being exercised, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received. When a written option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds or does not exceed the premiums received.

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)

In writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

BlackRock ETF	Investment Advisory Fees

Advantage Large Cap Income	0.35%

Expense Waivers: BFA has contractually agreed to waive its management fees pursuant to which the management fee will be limited to 0.00% from October 1, 2024 to March 31, 2025. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2024, the Manager waived $133,239 in investment advisory fees pursuant to this arrangement.

BFA has contractually agreed to waive a portion of its management fees to the Fund in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other equity and fixed-income mutual funds and ETFs advised by BFA or its affiliates through June 30, 2025. BFA has also contractually agreed to waive a portion of its management fees to the Fund by an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in money market funds advised by BFA or its affiliates through June 30, 2025. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2024, the Manager waived $463 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, the money market fund will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral, (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees .

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2024, the Fund paid BTC $6 for security lending agent services.

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Fund.

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Notes to Financial Statements (continued)

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

ETF Servicing Fees: The Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Fund does not pay BRIL for ETF Services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

BlackRock ETF	Purchases	Sales

Advantage Large Cap Income	$ 62,995,874	$ 67,524,552

For the year ended December 31, 2024, in-kind transactions were as follows:

BlackRock ETF	In-kind Purchases	In-kind Sales
Advantage Large Cap Income	$ 194,122,004	$ 26,569,923

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.

The tax character of distributions paid was as follows:

	Year Ended 12/31/24	Period Ended 12/31/23

Ordinary income	$ 4,735,969	$ 233,972
Return of capital	925,943	164,121

	$ 5,661,912	$ 398,093

As of December 31, 2024, the tax components of accumulated net earnings (losses) were as follows:

BlackRock ETF	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

Advantage Large Cap Income	$ (1,597,803)	$ 7,617,687	$ 6,019,884

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the realization for tax purposes of unrealized gains/losses on certain futures and options contracts.

As of December 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BlackRock ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Advantage Large Cap Income	$ 187,117,176	$ 12,035,831	$ (4,418,144)	$ 7,617,687

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (continued)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2025 unless extended or renewed. Prior to April 11, 2024, the aggregate commitment amount was $2.50 billion. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2024, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

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Notes to Financial Statements (continued)

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 12/31/24		Period From 09/26/23(a) to 12/31/23

BlackRock ETF	Shares	Amount	Shares	Amount

Advantage Large Cap Income

Shares sold	6,660,000	$200,212,724	800,000	$19,905,623

Shares redeemed	(900,000)	(27,111,547)	(100,000)	(2,525,635)

	5,760,000	$173,101,177	700,000	$17,379,988

(a)	Commencement of operations.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

To the extent applicable, to facilitate the timely settlement of orders for the Fund using a clearing facility outside of the continuous net settlement process, the Fund, at its sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, the Fund’s custodian, and the Fund. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Fund may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

As of December 31, 2024, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 407,000 shares of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock ETF Trust and Shareholders of iShares Advantage Large Cap Income ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Advantage Large Cap Income ETF (one of the series constituting BlackRock ETF Trust, referred to hereafter as the “Fund”) as of December 31, 2024, the related statement of operations for the year ended December 31, 2024 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2024 and for the period September 26, 2023 (commencement of operations) through December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2024 and for the period September 26, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2025

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2024:

BlackRock ETF	Qualified Dividend Income
Advantage Large Cap Income	$ 1,209,439

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2024:

BlackRock ETF	Qualified Business Income
Advantage Large Cap Income	$ 43,200

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2024 qualified for the dividends-received deduction for corporate shareholders:

BlackRock ETF	Dividends-Received Deduction
Advantage Large Cap Income	24.62%

I M P O R T A N T T A X I N F O R M A T I O N	21

Additional Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the BlackRock website at blackrock.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Trustees, Officers, and Others

Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA’s investment advisory fees.

Availability of Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at blackrock.com.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Fund Advisors	PricewaterhouseCoopers LLP
San Francisco, CA 94105	Philadelphia, Pennsylvania 19103

Sub-Adviser	Legal Counsel
BlackRock International Limited	Sidley Austin LLP
Edinburgh, EH3 8BL	New York, NY 10019
United Kingdom

Address of the Trust
Administrator, Custodian and Transfer Agent	100 Bellevue Parkway
The Bank of New York Mellon	Wilmington, DE 19809
New York, NY 10286

Distributor
BlackRock Investments, LLC
New York, NY 10001

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Glossary of Terms Used in these Financial Statements

Currency Abbreviation

USD	United States Dollar

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H E S E F I N A N C I A L S T A T E M E N T S	23

Want to know more?

blackrock.com | 800-474-2737

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – See Item 7

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ETF Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: February 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: February 24, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ETF Trust

Date: February 24, 2025